1 Fourth Quarter 2023 Earnings February 27, 2024

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward- looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this presentation. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non- GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non- GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), pro-forma non-GAAP revenue (constant currency), pro-forma non-GAAP revenue growth (constant currency), non-GAAP gross profit/margin %, non- GAAP SG&A expense (prior definition and updated definition), non-GAAP R&D expense, non-GAAP litigation settlements and awards, non-GAAP impairment charge, non-GAAP operating expense % (prior definition and updated definition), non-GAAP operating profit/margin % (prior definition and updated definition), non- GAAP non-operating income (expense), non-GAAP provision for income taxes (prior definition and updated definition), non-GAAP net income (loss) (prior definition and updated definition), non-GAAP net income (loss) per share (prior definition and updated definition). These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

3 Financial Overview

4 As Reported Constant Currency Healthcare $340 $352 (3%) (4%) Non-Healthcare $209 $265 (21%) (23%) Revenue $549 $617 (11%) (12%) GAAP Gross Profit $263 $313 (16%) GAAP Gross Margin 48% 51% (290) bps Non-GAAP Gross Profit $274 $319 (14%) Non-GAAP Gross Margin 50% 52% (190) bps GAAP Operating Profit $44 $74 (40%) GAAP Operating Margin 8% 12% (380) bps Non-GAAP Operating Profit $92 $112 (18%) Non-GAAP Operating Margin 17% 18% (140) bps GAAP Earnings Per Share $0.63 $0.76 (17%) Non-GAAP Earnings Per Share $1.25 $1.42 (12%) vs. Prior Year ($ in millions) Q4 2023 Q4 2022 Fourth Quarter 2023 Actual vs. Prior Year(1) (1) See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. All growth comparisons in this presentation relate to the corresponding period of last fiscal year unless otherwise noted. Numbers may not foot due to rounding.

5 As Reported Constant Currency Healthcare $1,275 $1,340 (5%) (4%) Non-Healthcare $773 $695 11% (18%) Revenue $2,048 $2,036 1% (10%) GAAP Gross Profit $1,004 $1,059 (5%) GAAP Gross Margin 49% 52% (300) bps Non-GAAP Gross Profit $1,035 $1,123 (8%) Non-GAAP Gross Margin 51% 55% (470) bps GAAP Operating Profit $137 $210 (35%) GAAP Operating Margin 7% 10% (360) bps Non-GAAP Operating Profit $313 $382 (18%) Non-GAAP Operating Margin 15% 19% (350) bps GAAP Earnings Per Share $1.51 $2.60 (42%) Non-GAAP Earnings Per Share $3.79 $4.87 (22%) vs. Prior Year ($ in millions) FY 2023 FY 2022 Full Year 2023 Actual vs. Prior Year(1) (1) See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. (2) Represents pro forma financial information that includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022. All growth comparisons in this presentation relate to the corresponding period of last fiscal year unless otherwise noted. Numbers may not foot due to rounding. (2)

6 ($ in millions) Low High Low High Healthcare $331 - $341 $1,345 - $1,385 Non-Healthcare $145 - $160 $700 - $780 Revenue $476 - $501 $2,045 - $2,165 GAAP Gross Profit $243 - $257 $1,040 - $1,105 GAAP Gross Margin 51% - 51% 51% - 51% Non-GAAP Gross Profit $249 - $263 $1,063 - $1,129 Non-GAAP Gross Margin 52% - 52% 52% - 52% GAAP Operating Profit $35 - $41 $198 - $214 GAAP Operating Margin 7% - 8% 10% - 10% Non-GAAP Operating Profit $63 - $69 $307 - $322 Non-GAAP Operating Margin 13% - 14% 15% - 15% GAAP Earnings Per Share $0.32 - $0.40 $1.91 - $2.08 Non-GAAP Earnings Per Share $0.67 - $0.74 $3.44 - $3.60 FY 2024Q1 2024 (1) See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. Full Year 2024 Guidance Summary(1)

7 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2021 2022 2023 Through the fourth quarter of each year Hearables and Wearables Revenue(1,2) Worldwide ($ in Millions) Strategic Growth Initiatives 66% CAGR (2021 – 2023) Total Revenue 79% CAGR (2021 – 2023) Hearables(2) 20% CAGR (2021 – 2023) Wearables(2) (1) 2021 and 2022 revenue is presented on a pro forma basis for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022. (2) Hearables and wearables represent strategic growth categories for the Company. The hearables category includes headphones, earbuds and hearing enhancement devices that contain Masimo’s adaptive acoustic technology (AAT). The wearables category includes all wearable technologies sold through the professional healthcare, telemonitoring and consumer distribution channels.

8 Professional Healthcare

9 $0 $50 $100 $150 $200 $250 $300 $350 $400 2017 2018 2019 2020 2021 2022 2023 (1) Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends. Through the fourth quarter of each year Incremental Value of New Contracts(1) Worldwide ($ in millions) Professional Healthcare

1 0 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2018 2019 2020 2021 2022 2023 (1) Represents Masimo’s Unrecognized Contract Revenue (as defined in Masimo’s most recent Annual Report on Form 10-K). As of the end of the fourth quarter of each year Unrecognized Contract Revenue(1) Worldwide ($ in millions) Professional Healthcare

1 1 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2017 2018 2019 2020 2021 2022 2023 Through the fourth quarter of each year Professional Healthcare Revenue Worldwide ($ in millions) Professional Healthcare 10% CAGR (2017 – 2023) Total Revenue

1 2 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2017 2018 2019 2020 2021 2022 2023 Through the fourth quarter of each year Rainbow and Hemodynamics Revenue Worldwide ($ in millions) Professional Healthcare 17% CAGR (2017 – 2023) Total Revenue

1 3 $0 $10 $20 $30 $40 $50 $60 $0 $10 $20 $30 $40 $50 $60 2017 2018 2019 2020 2021 2022 2023 Through the fourth quarter of each year Brain Monitoring Revenue Worldwide ($ in millions) Professional Healthcare 26% CAGR (2017 – 2023) Total Revenue

1 4 $0 $10 $20 $30 $40 $50 $60 $0 $10 $20 $30 $40 $50 $60 2017 2018 2019 2020 2021 2022 2023 Through the fourth quarter of each year Capnography and Gas Monitoring Revenue Worldwide ($ in millions) Professional Healthcare 14% CAGR (2017 – 2023) Total Revenue

1 5 Consumer Audio

1 6 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2021 2022 2023 Through the fourth quarter of each year Consumer Audio Revenue(1) Worldwide ($ in millions) Consumer Audio (8)% CAGR (2021 – 2023) Total Revenue 79% CAGR (2021 – 2023) Hearables(2) (11)% CAGR (2021 – 2023) Home Audio (1) 2021 and 2022 revenue is presented on a pro forma basis for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022. (2) Hearables represents a strategic growth category for the Company. The hearables category includes headphones, earbuds and hearing enhancement devices that contain Masimo’s adaptive acoustic technology (AAT).

1 7 Appendix GAAP to Non-GAAP Reconciliations

Consolidated Income Statement

Masimo

(Unaudited; in millions, except per share data) [1][3]

	Quarter to Date								Q1 2024 Guidance [2]					FY 2024 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Low	High	FY 2021	FY 2022	FY 2023	Low	High
GAAP revenue	$304.2	$565.3	$549.3	$617.0	$565.0	$455.3	$478.9	$548.9	$476	$501	$1,239.2	$2,035.8	$2,048.1	$2,045	$2,165
GAAP gross profit	$204.7	$258.2	$282.5	$313.3	$284.8	$221.2	$234.8	$262.7	$243	$257	$808.3	$1,058.8	$1,003.5	$1,040	$1,105
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	-	-	-	-	0.5	52.6	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	6.2	4.9	5	5	2.4	11.2	21.7	20	20
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	-	-	-	-	0.9	0.1	-	-	-
Business transition and related costs	-	-	-	-	-	-	-	6.0	1	1	-	-	6.0	3	3
Other adjustments	-	-	-	-	2.5	0.9	0.5	(0.0)	-	-	3.4	-	3.9	-	-
Non-GAAP gross profit	$205.4	$309.2	$289.1	$318.9	$292.6	$227.6	$241.4	$273.6	$249	$263	$815.5	$1,122.7	$1,035.1	$1,063	$1,129
GAAP selling, general and administrative expenses	$108.9	$188.3	$174.6	$185.5	$196.3	$151.7	$156.1	$159.8			$395.4	$657.4	$664.0		
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(0.9)	(0.9)			-	(6.8)	(5.0)		
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(3.3)	(4.3)			(3.7)	(14.3)	(16.5)		
Acquisition, integration and related costs	(3.1)	(19.7)	(9.6)	(5.1)	(3.5)	(3.9)	(3.6)	(2.1)			(2.2)	(37.5)	(13.1)		
Business transition and related costs	-	-	-	-	-	-	(2.4)	(2.3)			-	-	(4.6)		
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(6.0)	7.9			(6.0)	(28.7)	(30.6)		
Non-GAAP selling, general and administrative expenses (prior definition)	$99.5	$154.9	$154.7	$160.8	$166.8	$128.9	$139.8	$158.4			$383.5	$569.8	$594.0		
Litigation related expenses and settlements	(3.7)	(3.2)	(6.3)	(7.1)	(11.6)	(9.8)	(8.9)	(13.1)			(10.1)	(20.3)	(43.4)		
Non-GAAP selling, general and administrative expenses (updated definition)	$95.8	$151.7	$148.4	$153.7	$155.2	$119.1	$130.9	$145.3			$373.3	$549.5	$550.6		
GAAP research and development expenses	$36.1	$47.8	$53.1	$54.3	$50.5	$40.2	$46.5	$38.0			$137.2	$191.4	$175.2		
Acquisition, integration and related costs	-	(0.1)	(0.1)	(0.6)	(0.2)	(0.2)	-	-			-	(0.7)	(0.4)		
Business transition and related costs	-	-	-	-	-	-	(1.8)	(1.4)			-	-	(3.2)		
Non-GAAP research and development expenses	$36.1	$47.8	$53.1	$53.7	$50.2	$40.1	$44.7	$36.5			$137.2	$190.7	$171.6		
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$17.8			$0.0	$0.0	$17.8		
Litigation related expenses and settlements	-	-	(0.0)	-	-	-	-	(17.8)			-	(0.0)	(17.8)		
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0			$0.0	$0.0	$0.0		
GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$7.0	$3.0			$0.0	$0.0	$10.0		
Acquisition, integration and related costs	-	-	-	-	-	-	(7.0)	(3.0)			-	-	(10.0)		
Non-GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0			$0.0	$0.0	$0.0		
GAAP operating expenses	$145.0	$236.1	$227.7	$239.8	$246.8	$191.9	$209.6	$218.6			$532.5	$848.8	$867.0		
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(0.9)	(0.9)			-	(6.8)	(5.0)		
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(3.3)	(4.3)			(3.7)	(14.3)	(16.5)		
Acquisition, integration and related costs	(3.1)	(19.7)	(9.7)	(5.7)	(3.7)	(4.0)	(10.6)	(5.1)			(2.2)	(38.3)	(23.5)		
Business transition and related costs	-	-	-	-	-	-	(4.2)	(3.7)			-	-	(7.9)		
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(6.0)	(9.9)			(6.0)	(28.7)	(48.4)		
Non-GAAP operating expenses (prior definition)	$135.6	$202.6	$207.8	$214.5	$217.1	$169.0	$184.6	$194.9			$520.7	$760.5	$765.6		
Litigation related expenses and settlements	(3.7)	(3.2)	(6.3)	(7.1)	(11.6)	(9.8)	(8.9)	(13.1)			(10.1)	(20.3)	(43.4)		
Non-GAAP operating expenses (updated definition)	$131.9	$199.4	$201.5	$207.4	$205.5	$159.2	$175.6	$181.8			$510.6	$740.2	$722.1		
GAAP operating profit	$59.7	$22.1	$54.8	$73.5	$38.0	$29.3	$25.2	$44.1	$35	$41	$275.8	$210.0	$136.5	$198	$214
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	0.9	0.9	2	2	0.5	59.4	5.0	6	6
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	9.4	9.1	9	9	6.1	25.5	38.1	37	37
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	10.6	5.1	2	2	3.1	38.4	23.5	7	7
Business transition and related costs	-	-	-	-	-	-	4.2	9.7	4	4	-	-	13.9	11	11
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	6.0	9.9	2	2	6.0	28.7	48.4	14	14
Other adjustments	-	-	-	-	2.5	0.9	0.5	(0.0)	-	-	3.4	-	3.9	-	-
Non-GAAP operating profit (prior definition)	$69.8	$106.6	$81.3	$104.4	$75.5	$58.6	$56.9	$78.6	$55	$61	$294.8	$362.2	$269.6	$275	$290
Litigation related expenses and settlements	3.7	3.2	6.3	7.1	11.6	9.8	8.9	13.1	8	8	10.1	20.3	43.4	32	32
Non-GAAP operating profit (updated definition)	$73.5	$109.8	$87.6	$111.6	$87.1	$68.4	$65.9	$91.7	$63	$69	$304.9	$382.5	$313.0	$307	$322

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided February 27, 2024.
(3) Effective fiscal year 2024, we are updating our non-GAAP financial measures to exclude the impact of all expenses related to our litigation with Apple. Masimo had previously only excluded the expenses related to the U.S. International Trade Commission litigation against Apple. Masimo believes all Apple litigation expenses are unique in nature and not indicative of the Company's on-going operating performance and is therefore excluding them from its non-GAAP financial measures.

18

Consolidated Income Statement

(Unaudited; in millions, except per share data) (1)(3)

	Quarter to Date								Q1 2024 Guidance (2)					FY 2024 Guidance (2)	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Low	High	FY 2021	FY 2022	FY 2023	Low	High
GAAP non-operating income (expense)	**($0.6)**	**$4.5**	**($2.8)**	**($17.6)**	**($11.8)**	**($4.5)**	**($11.2)**	**($20.9)**	**($13)**	**($13)**	**($1.4)**	**($16.6)**	**($48.4)**	**($53)**	**($53)**
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(1.0)	8.0	-	-	1.9	(5.5)	1.1	-	-
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	0.5	0.5	0	0	-	1.5	1.9	2	2
Other adjustments	-	(0.5)	(0.4)	-	-	-	-	-	-	-	-	(0.9)	-	-	-
Non-GAAP non-operating income (expense)	**$0.2**	**($3.6)**	**($8.2)**	**($9.8)**	**($10.7)**	**($10.5)**	**($11.6)**	**($12.4)**	**($13)**	**($13)**	**$0.4**	**($21.4)**	**($45.4)**	**($51)**	**($51)**
GAAP provision for income taxes	**$12.5**	**$8.5**	**$14.1**	**$14.9**	**$4.9**	**$9.1**	**$3.4**	**($10.8)**	**$4**	**$6**	**$44.7**	**$49.9**	**$6.6**	**$40**	**$46**
Tax impact of non-GAAP adjustments	2.5	19.5	4.9	8.2	10.0	4.8	8.0	12.0	7	7	3.7	35.2	34.8	16	17
Excess tax benefits from stock-based compensation	1.7	0.2	0.3	0.2	2.4	0.5	0.2	(0.2)	0	0	16.4	2.4	2.9	2	2
Tax related adjustments	-	-	-	-	-	-	-	8.2	-	-	-	-	8.2	-	-
Non-GAAP provision for income taxes (prior definition)	**$16.8**	**$28.2**	**$19.3**	**$23.3**	**$17.4**	**$14.4**	**$11.5**	**$9.3**	**$12**	**$14**	**$64.9**	**$87.6**	**$52.6**	**$58**	**$65**
Tax impact of non-GAAP adjustments	0.9	0.8	1.5	1.7	2.7	2.3	2.1	3.1	2	2	2.4	4.8	10.3	8	8
Non-GAAP provision for income taxes (updated definition)	**$17.7**	**$29.0**	**$20.7**	**$25.0**	**$20.1**	**$16.7**	**$13.6**	**$12.4**	**$14**	**$16**	**$67.3**	**$92.4**	**$62.9**	**$66**	**$73**
GAAP net income	**$46.6**	**$18.1**	**$37.9**	**$41.1**	**$21.3**	**$15.7**	**$10.6**	**$34.0**	**$18**	**$22**	**$229.6**	**$143.5**	**$81.5**	**$105**	**$115**
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	0.9	0.9	2	2	0.5	59.4	5.0	6	6
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	9.4	9.1	9	9	6.1	25.5	38.1	37	37
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	10.6	5.1	2	2	3.1	38.4	23.5	7	7
Business transition and related costs	-	-	-	-	-	-	4.2	9.7	4	4	-	-	13.9	11	11
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	6.0	9.9	2	2	6.0	28.7	48.4	14	14
Other adjustments	-	(0.5)	(0.4)	-	2.5	0.9	0.5	(0.0)	-	-	3.4	(0.9)	3.9	-	-
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(1.0)	8.0	-	-	1.9	(5.5)	1.2	-	-
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	0.5	0.5	0	0	-	1.5	1.9	2	2
Tax impact of non-GAAP adjustments	(2.5)	(19.5)	(4.9)	(8.2)	(10.0)	(4.8)	(8.0)	(12.0)	(7)	(7)	(3.7)	(35.2)	(34.8)	(16)	(17)
Excess tax benefits from stock-based compensation	(1.7)	(0.2)	(0.3)	(0.2)	(2.4)	(0.5)	(0.2)	0.2	(0)	(0)	(16.4)	(2.4)	(2.9)	(2)	(2)
Tax related adjustments	-	-	-	-	-	-	-	(8.2)	-	-	-	-	(8.2)	-	-
Non-GAAP net income (prior definition)	**$53.2**	**$74.8**	**$53.9**	**$71.3**	**$47.5**	**$33.7**	**$33.7**	**$56.9**	**$30**	**$34**	**$230.4**	**$253.2**	**$171.6**	**$165**	**$174**
Litigation related expenses and settlements	3.7	3.2	6.3	7.1	11.6	9.8	8.9	13.1	8	8	10.1	20.3	43.4	32	32
Tax impact of non-GAAP adjustments	(0.9)	(0.8)	(1.5)	(1.7)	(2.7)	(2.3)	(2.1)	(3.1)	(2)	(2)	(2.4)	(4.8)	(10.3)	(8)	(8)
Non-GAAP net income (updated definition)	**$56.0**	**$77.2**	**$58.7**	**$76.8**	**$56.3**	**$41.2**	**$40.5**	**$66.9**	**$37**	**$40**	**$238.1**	**$268.7**	**$204.8**	**$189**	**$198**
GAAP net income per share	**$0.81**	**$0.33**	**$0.70**	**$0.76**	**$0.39**	**$0.29**	**$0.20**	**$0.63**	**$0.32**	**$0.40**	**$3.98**	**$2.60**	**$1.51**	**$1.91**	**$2.08**
Acquired tangible asset amortization	0.00	0.87	0.16	0.04	0.04	0.02	0.02	0.02	0.03	0.03	0.01	1.08	0.09	0.12	0.12
Acquired intangible asset amortization	0.03	0.17	0.09	0.19	0.18	0.18	0.18	0.17	0.17	0.17	0.11	0.46	0.70	0.68	0.68
Acquisition, integration and related costs	0.05	0.36	0.18	0.11	0.07	0.07	0.20	0.09	0.04	0.04	0.05	0.70	0.44	0.12	0.12
Business transition and related costs	0.00	0.00	0.00	0.00	0.00	0.00	0.08	0.18	0.07	0.07	0.00	0.00	0.26	0.20	0.20
Litigation related expenses and settlements	0.10	0.13	0.06	0.23	0.35	0.25	0.11	0.18	0.04	0.04	0.10	0.52	0.89	0.25	0.25
Other adjustments	0.00	(0.01)	(0.01)	0.00	0.05	0.02	0.01	(0.00)	0.00	0.00	0.06	(0.02)	0.07	0.00	0.00
Realized and unrealized gains or losses	0.01	(0.15)	(0.10)	0.14	0.01	(0.12)	(0.02)	0.15	0.00	0.00	0.03	(0.10)	0.02	0.00	0.00
Financing related adjustments	0.00	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.00	0.03	0.03	0.03	0.03
Tax impact of non-GAAP adjustments	(0.04)	(0.35)	(0.09)	(0.15)	(0.18)	(0.09)	(0.15)	(0.22)	(0.13)	(0.14)	(0.06)	(0.64)	(0.64)	(0.30)	(0.31)
Excess tax benefits from stock-based compensation	(0.03)	(0.00)	(0.01)	(0.00)	(0.04)	(0.01)	(0.00)	0.00	(0.01)	(0.01)	(0.28)	(0.04)	(0.05)	(0.03)	(0.03)
Tax related adjustments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.15)	0.00	0.00	0.00	0.00	(0.15)	0.00	0.00
Non-GAAP net income per share (prior definition)	**$0.93**	**$1.35**	**$1.00**	**$1.32**	**$0.87**	**$0.62**	**$0.63**	**$1.06**	**$0.56**	**$0.63**	**$3.99**	**$4.59**	**$3.17**	**$3.00**	**$3.15**
Litigation related expenses and settlements	0.06	0.06	0.12	0.13	0.21	0.18	0.17	0.24	0.15	0.15	0.18	0.37	0.80	0.58	0.58
Tax impact of non-GAAP adjustments	(0.02)	(0.01)	(0.03)	(0.03)	(0.05)	(0.04)	(0.04)	(0.06)	(0.03)	(0.03)	(0.04)	(0.09)	(0.19)	(0.14)	(0.14)
Non-GAAP net income per share (updated definition)	**$0.98**	**$1.40**	**$1.08**	**$1.42**	**$1.03**	**$0.76**	**$0.75**	**$1.25**	**$0.67**	**$0.74**	**$4.13**	**$4.87**	**$3.79**	**$3.44**	**$3.60**
Weighted average shares outstanding - Diluted	**57.3**	**55.3**	**54.1**	**54.1**	**54.4**	**54.4**	**53.9**	**53.7**	**54.6**	**54.6**	**57.7**	**55.2**	**54.1**	**55.1**	**55.1**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided February 27, 2024.
(3) Effective fiscal year 2024, we are updating our non-GAAP financial measures to exclude the impact of all expenses related to our litigation with Apple. Masimo had previously only excluded the expenses related to the U.S. International Trade Commission litigation against Apple. Masimo believes all Apple litigation expenses are unique in nature and not indicative of the Company's on-going operating performance and is therefore excluding them from its non-GAAP financial measures.

19

Revenue

MASIMO

(Unaudited; in millions, except percentages) [1,3]

	Quarter to Date								Q1 2024 Guidance		Full Year		FY 2024 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Low	High	FY 2022	FY 2023	Low	High
Revenue														
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	339.9	331	341	1,340.3	1,275.5	1,345	1,385
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	171.1	209.0	145	160	695.5	772.6	700	780
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$476**	**$501**	**$2,035.8**	**$2,048.1**	**$2,045**	**$2,165**
Healthcare	4.3	6.0	11.1	8.6	5.6	2.0	(0.7)	(1.1)	1	1	30.0	5.8	2	2
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	(1.5)	(3.6)	1	1	N/A	N/A	2	2
Constant currency adjustments	**$4.3**	**$6.0**	**$11.1**	**$8.6**	**$5.6**	**$2.0**	**($2.2)**	**($4.7)**	**$2**	**$2**	**$30.0**	**$5.8**	**$4**	**$4**
Healthcare	308.6	363.0	338.3	360.5	352.3	283.1	307.1	338.8	332	342	1,370.4	1,281.3	1,347	1,387
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	169.6	205.4	146	161	695.5	772.6	702	782
Non-GAAP revenue (constant currency)	**$308.6**	**$571.3**	**$560.4**	**$625.6**	**$570.6**	**$457.3**	**$476.7**	**$544.2**	**$478**	**$503**	**$2,065.9**	**$2,053.9**	**$2,049**	**$2,169**
Healthcare	1.7%	17.0%	6.4%	7.4%	14.0%	-21.3%	-5.9%	-3.4%	-5%	-2%	8.2%	-4.8%	5%	9%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	-23.0%	-21.2%	-34%	-27%	N/A	N/A	-9%	1%
GAAP revenue growth	**1.7%**	**85.3%**	**78.7%**	**88.3%**	**85.7%**	**-19.5%**	**-12.8%**	**-11.0%**	**-16%**	**-11%**	**64.3%**	**0.6%**	**0%**	**6%**
Healthcare	3.2%	19.0%	10.0%	10.1%	15.8%	-20.7%	-6.1%	-3.7%	-4%	-1%	10.6%	-4.4%	6%	9%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	-23.6%	-22.5%	-33%	-26%	N/A	N/A	-9%	1%
Non-GAAP revenue growth (constant currency)	**3.2%**	**87.2%**	**82.3%**	**91.0%**	**87.6%**	**-19.1%**	**-13.2%**	**-11.8%**	**-15%**	**-11%**	**66.7%**	**0.9%**	**0%**	**6%**
Pro Forma Revenue [4]														
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	339.9	331	341	1,340.3	1,275.5	1,345	1,385
Non-Healthcare	250.6	215.2	222.1	265.1	218.3	174.2	171.1	209.0	145	160	953.0	772.6	700	780
GAAP revenue	**$554.9**	**$572.2**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$476**	**$501**	**$2,293.4**	**$2,048.1**	**$2,045**	**$2,165**
Healthcare	4.3	6.0	11.1	8.6	5.6	2.0	(0.7)	(1.1)	1	1	30.0	5.8	2	2
Non-Healthcare	7.3	12.2	16.9	21.9	9.5	3.5	(1.5)	(3.6)	1	1	58.3	8.0	2	2
Constant currency adjustments	**$11.6**	**$18.2**	**$28.0**	**$30.5**	**$15.1**	**$5.5**	**($2.2)**	**($4.7)**	**$2**	**$2**	**$88.3**	**$13.8**	**$4**	**$4**
Healthcare	308.6	363.0	338.3	360.5	352.3	283.1	307.1	338.8	332	342	1,370.4	1,281.3	1,347	1,387
Non-Healthcare	257.9	227.4	239.0	287.0	227.8	177.7	169.6	205.4	146	161	1,011.3	780.6	702	782
Non-GAAP revenue (constant currency)	**$566.5**	**$590.5**	**$577.3**	**$647.5**	**$580.1**	**$460.8**	**$476.7**	**$544.2**	**$478**	**$503**	**$2,381.7**	**$2,061.9**	**$2,049**	**$2,169**
Healthcare	1.7%	17.0%	6.4%	7.4%	14.0%	-21.3%	-5.9%	-3.4%	-5%	-2%	8.2%	-4.8%	5%	9%
Non-Healthcare	18.7%	4.3%	-2.3%	0.4%	-12.9%	-19.0%	-23.0%	-21.2%	-34%	-27%	4.9%	-18.9%	-9%	1%
GAAP revenue growth	**8.8%**	**11.9%**	**2.7%**	**4.3%**	**1.8%**	**-20.4%**	**-12.8%**	**-11.0%**	**-16%**	**-11%**	**6.8%**	**-10.7%**	**0%**	**6%**
Healthcare	3.2%	19.0%	10.0%	10.1%	15.8%	-20.7%	-6.1%	-3.7%	-4%	-1%	10.6%	-4.4%	6%	9%
Non-Healthcare	22.2%	10.2%	5.2%	8.7%	-9.1%	-17.4%	-23.6%	-22.5%	-33%	-26%	11.3%	-18.1%	-9%	1%
Non-GAAP revenue growth (constant currency)	**11.1%**	**15.4%**	**8.0%**	**9.5%**	**4.6%**	**-19.5%**	**-13.2%**	**-11.8%**	**-15%**	**-11%**	**10.9%**	**-10.1%**	**0%**	**6%**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided on February 27, 2024.
(3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.
(4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

20

Segment Reporting

(Unaudited; in millions) [1]

	Quarter to Date								Q1 2024 Guidance [2]		Full Year		FY 2024 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Low	High	FY 2022	FY 2023	Low	High
Revenue														
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	339.9	331	341	1,340.3	1,275.5	1,345	1,385
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	171.1	209.0	145	160	695.5	772.6	700	780
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$476**	**$501**	**$2,035.8**	**$2,048.1**	**$2,045**	**$2,165**
Gross profit														
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	185.6	207.7	204	211	870.2	777.1	830	858
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	55.8	65.8	45	52	252.5	258.0	234	271
Other	(0.6)	(51.1)	(6.5)	(5.6)	(7.7)	(6.4)	(6.6)	(10.8)	(6)	(6)	(63.9)	(31.6)	(22)	(22)
GAAP gross profit	**$204.7**	**$258.2**	**$282.5**	**$313.3**	**$284.8**	**$221.2**	**$234.8**	**$262.7**	**$243**	**$257**	**$1,058.8**	**$1,003.5**	**$1,040**	**$1,105**
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	-	-	-	-	52.6	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	6.2	4.9	5	5	11.2	21.7	20	20
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	-	-	-	-	0.1	-	-	-
Business transition and related costs	-	-	-	-	-	-	-	6.0	1	1	-	6.0	3	3
Other adjustments	-	-	-	-	2.5	0.9	0.5	(0.0)	-	-	-	3.9	-	-
GAAP adjustments	**$0.6**	**$51.1**	**$6.5**	**$5.6**	**$7.7**	**$6.4**	**$6.6**	**$10.8**	**$6**	**$6**	**$63.9**	**$31.6**	**$22**	**$22**
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	185.6	207.7	204	211	870.2	777.1	830	858
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	55.8	65.8	45	52	252.5	258.0	234	271
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	**$205.4**	**$309.2**	**$289.1**	**$318.9**	**$292.6**	**$227.6**	**$241.4**	**$273.6**	**$249**	**$263**	**$1,122.7**	**$1,035.1**	**$1,063**	**$1,129**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided February 27, 2024.

21